DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS Alternative Asset Allocation Plus VIP

The following information supplements ”The Portfolio’s Main Investment Strategy” section of the prospectuses that lists the underlying DWS Funds in which DWS Alternative Asset Allocation Plus VIP intends to invest.

The following changes are in effect with respect to the following underlying DWS funds: DWS Commodity Securities Fund has changed its name to DWS Enhanced Commodity Strategy Fund; and DWS Inflation Protected Plus Fund has changed its name to DWS Global Inflation Plus Fund. The following replaces the underlying fund description.

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DWS Enhanced Commodity Strategy Fund. The fund’s investment objective is total return. The fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments.

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DWS Global Inflation Plus Fund. The fund seeks to provide maximum inflation-adjusted return. The fund invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest (directly or indirectly) up to 30% of its total assets in commodities-linked derivative instruments (such as commodities-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs). In an attempt to enhance return, the fund also employs the iGAP strategy.

The following information replaces and supplements similar disclosure in the “Investment risks of the portfolio and the underlying funds” sub-heading of “The Main Risks of Investing in the Portfolio” section of the prospectuses.

Commodities-related investments risk. This risk information applies to DWS Enhanced Commodity Strategy Fund and DWS Global Inflation Plus Fund. The commodities-linked derivatives instruments in which the fund invests are more volatile than investments in equity and fixed income securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund’s ability to gain exposure to commodity–linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.

Counterparty risk. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

April 1, 2010 VSDAAAPF-3602	[DWS INVESTMENTS LOGO] Deutsche Bank Group

Inflation-indexed bond risk. This risk information applies to DWS Global Inflation Plus Fund and DWS Enhanced Commodity Strategy Fund. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund’s returns will match or exceed the real rate of inflation.

Non–Diversification Risk. This risk information applies to DWS Enhanced Commodity Strategy Fund, DWS Gold & Precious Metals Fund, DWS RREEF Global Infrastructure Fund and DWS RREEF Global Real Estate Securities Fund. Each fund is classified as non–diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Tax status risk. This risk information applies to DWS Enhanced Commodity Strategy Fund and DWS Global Inflation Plus Fund. If a commodity-linked instrument is not regarded as producing tax-qualified income according to IRS standards, income and capital gains earned by the fund from that instrument may be subject to federal income tax, lowering the fund’s share price. When distributed, that income would generally also be taxable to shareholders.

Please Retain This Supplement for Future Reference

April 1, 2010
VSDAAAPF-3602